Dohan & Company
Certified Public Accountants
A Professional Association


Exhibit 23

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this filing of Funds America Finance Corporation, our report appearing in the Amendment No. 1 of the Company's Registration Statement of Form SB-2/A for the year ended June 30, 1999.


                                       /s/ Dohan and Company, P.A., CPA's
Miami, Florida
September 28, 2000



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